UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 15, 2025

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

MO	001-38481	43-0903811
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The Nasdaq Global Select Market
Depositary Shares, each representing a 1/400th interest in a share of 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	UMBFO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2025, UMB Financial Corporation (the “Company”) filed a Termination of Certificate of Designation of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A (the “Termination of Certificate of Designation”) to its Restated Articles of Incorporation with the Secretary of State of the State of Missouri, eliminating from the Restated Articles of Incorporation all matters set forth in the Certificate of Designation with respect to its 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”). This amendment terminates the Certificate of Designation of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, which was made a part of the Restated Articles when filed with the Missouri Secretary of State on January 31, 2025. A copy of the Termination of Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On July 15, 2025, the Company completed the previously announced redemption of all outstanding shares of Series A Preferred Stock and the corresponding depositary shares representing fractional interests in the Series A Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Termination of Certificate of Designation of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, dated July 15, 2025

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Name: Ram Shankar
Title: Chief Financial Officer

Date: July 15, 2025